Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2240

The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2022-4

Supplement to the Prospectus

Effective November 10, 2022, AMERCO (the “Company”) has declared a nine-for-one stock dividend of shares of a newly created series of non-voting stock of the Company, AMERCO Series N Non-Voting Common Stock. As a holder of shares of the Company, the Portfolio will receive nine shares of AMERCO Series N Non-Voting Common Stock for every one share of the Company that it owned as of the November 3, 2022 record date. The Portfolio will continue to hold and buy shares of each of the Company and AMERCO Series N Non-Voting Common Stock.

Supplement Dated: November 10, 2022